LADENBURG THALMANN ACQUIRES HIGHLAND CAPITAL BROKERAGE

Ladenburg commits to accelerating Highland’s growth through investment in the firm’s industry-leading wholesale life insurance brokerage business

Ladenburg makes strategic move to expand into complementary business lines aligned with Independent
Brokerage and Advisory segment

Highland brings 10 regional offices, 12 principals, 90 Sales Vice Presidents, 55 corporate employees and approximately 135 field office staff to the Ladenburg family

MIAMI, FL — August 1, 2014 — Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS, LTS PrA) (“Ladenburg”) announced today that it has acquired Highland Capital Brokerage, Inc. (“Highland”), a leading independent insurance brokerage company that delivers life insurance, annuities and long-term care solutions to investment and insurance providers. Highland provides specialized point-of-sale support along with advanced marketing and creative estate and business planning techniques, delivering customized insurance solutions to both institutional clients and independent producers.

Ladenburg acquired Highland for approximately $42 million. The purchase price for the common stock of Highland was $12.7 million, consisting of approximately $3.6 million in cash and 2,540,762 shares of Ladenburg common stock. In addition, Ladenburg repaid Highland’s bank facility of $22.3 million and $7 million of Highland’s promissory notes remain outstanding.

Ladenburg Thalmann is a publicly-traded diversified financial services company that is committed to the growth, innovation and sustainability of businesses within the financial services industry. Its subsidiaries include Securities America, Triad Advisors, Investacorp, Premier Trust, Ladenburg Thalmann Asset Management and 135-year-old NYSE member investment bank, Ladenburg Thalmann & Co. Inc. The firm has grown to over 2,800 independent financial advisors with approximately $90 billion in total client assets since it first entered the independent broker-dealer space in 2007.

“The acquisition of Highland marks Ladenburg’s entrance into the wholesale life insurance marketplace and reflects our commitment to building a strong, diversified financial services organization,” stated Dr. Phillip Frost, Ladenburg’s Chairman of the Board and principal shareholder. “We are excited to welcome Highland’s management, principals and associates to the Ladenburg Thalmann family and look forward to their continued success.”

Highland will benefit from Ladenburg’s resources as an established public company, supporting the subsidiary’s growth according to its existing vision and business model. The deal will assist Highland in hiring additional senior sales professionals, accelerating technology and infrastructure upgrades, providing greater training and development for its sales teams, and capitalizing on opportunities in new markets. For the twelve months ended June 30, 2014, Highland had revenues of approximately $46 million.

“We have tremendous respect and admiration for the business that Highland has built and the caliber of professional that makes up their outstanding management team and principals,” said Ladenburg President and Chief Executive Officer Richard Lampen. “This deal reflects Ladenburg’s confidence in Highland’s leadership in the wholesale insurance industry based on its respected brand, exemplary point-of-sale support, strong insurance company and client relationships, and unwavering values and integrity. We are committed to building a partnership with Highland’s management and principals to accelerate the firm’s growth and amplify their culture. This acquisition marks an important step in our expansion into this higher-margin, attractive wholesale distribution channel.”

Highland’s CEO Jim Gelder, CLU, and his senior management team will continue to operate Highland as a standalone business. Mr. Gelder brings 42 years of experience in the wholesale insurance business to the Ladenburg family. Prior to joining Highland in 2013, he served as Executive Vice President of National Financial Partners Corp. (NFP) and CEO of NFP Insurance Services, Inc., and previously as head of the life insurance business distribution organization for ING U.S. Financial Services, where he was responsible for all individual retail life insurance distribution. Highland will maintain its existing headquarters in Birmingham, Alabama.

“Ladenburg’s commitment to preserving the management and culture of the firms it acquires affords us the flexibility to continue operating our business with no disruption to our firm principals, employees or clients, and presents exciting opportunities for all of our stakeholders,” Mr. Gelder said. “With the support of a publicly-traded parent company, we will be better positioned to deliver a greater breadth and quality of services, particularly to our institutional clients and independent insurance producer partners.”

The Highland acquisition will give Ladenburg’s independent advisors—affiliated through subsidiaries Securities America, Triad Advisors and Investacorp—greater access to high-quality insurance solutions, enhancing the products and services they can deliver to their clients.

Graubard Miller served as legal counsel for Ladenburg in the transaction, and Sirote & Permutt, PC served as legal counsel for Highland.

About Ladenburg Thalmann

Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS, LTS PrA) is a publicly-traded diversified financial services company based in Miami, Florida. Ladenburg’s subsidiaries include industry-leading independent broker-dealer and advisory firms Securities America, Inc., Triad Advisors, Inc. and Investacorp, Inc. as well as Premier Trust, Inc., Ladenburg Thalmann Asset Management and the 135-year-old NYSE member investment bank, Ladenburg Thalmann & Co. Inc. The company is committed to investing in the growth of its subsidiaries while respecting and maintaining their individual business identities, cultures, and leadership.

Ladenburg Thalmann’s independent brokerage and advisory network consists of more than 2,800 financial advisors with approximately $90 billion in total client assets. For more, information, see www.ladenburg.com.

About Highland Capital Brokerage

Committed to helping successful financial advisors and insurance professionals to grow their business, Highland Capital Brokerage creates trusted relationships by delivering customized insurance solutions, personalized local service and support, and superior value. Highland has differentiated itself among multi-carrier brokerage agencies through an emphasis on providing value-added marketing and point-of-sale support. Highland provides objective access to major insurance carriers, advanced planning support, expertise in risk underwriting, and back office processing to insurance brokers, financial planners, and various institutions such as banks, wirehouses, and certified public accountant firms. For more information, see www.highlandbrokerage.com.

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth, future investments in Highland’s business, future synergies, future technology investments and growth in new markets. These statements are based on management’s current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of the Company’s business. These risks, uncertainties and contingencies include those set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013 and other factors detailed from time to time in its other filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Jennifer Connelly Public Relations
Kris Kagel, 973-850-7312
kkagel@jcprinc.com